Income Taxes	3 Months Ended	12 Months Ended
	Dec. 27, 2013	Sep. 27, 2013
Income Taxes
6.	Income Taxes

Income tax expense was $16.6 million on income from continuing operations before income taxes of $63.0 million for the three months ended December 27, 2013 and $17.1 million on income from continuing operations before income taxes of $36.9 million for the three months ended December 28, 2012. This resulted in effective tax rates of 26.3% and 46.3% for the three months ended December 27, 2013 and December 28, 2012, respectively. The effective tax rates were impacted by the deductibility of separation costs, due to the tax free status of the Separation. During the three months ended December 27, 2013, the Company received a $0.7 million tax benefit on $2.2 million of separation costs compared with a $0.3 million tax benefit on $12.0 million of separation costs for the three months ended December 28, 2012. Furthermore, the Company’s effective tax rate for the three months ended December 28, 2012 reflected the business as historically managed by Covidien rather than as an independent, publicly-traded company.

The Company’s unrecognized tax benefits, excluding interest, totaled $100.7 million at December 27, 2013 and $100.1 million at September 27, 2013. The net increase of $0.6 million primarily resulted from increases to prior period tax positions of $4.3 million, current year activity of $0.5 million and reductions to unrecognized tax benefits as a result of the lapse of the applicable statutes of limitation of $4.2 million. Included within the $100.7 million of total unrecognized tax benefits at December 27, 2013, there were $96.9 million of unrecognized tax benefits, which if favorably settled would benefit the effective tax rate. The total amount of accrued interest related to these obligations was $58.3 million at December 27, 2013 and $62.1 million at September 27, 2013.

It is reasonably possible that within the next twelve months, as a result of the resolution of various federal, state and foreign examinations and appeals, additions related to prior period tax positions, and the expiration of various statutes of limitation, that the unrecognized tax benefits may decrease by up to $11.1 million and the amount of interest and penalties may decrease by up to $12.5 million.

7.	Income Taxes

The U.S. and non-U.S. components of income from continuing operations before income taxes were as follows:

	2013	2012	2011
U.S.	$70.0	$174.6	$134.9
Non-U.S.	56.4	61.5	108.3

Total	$126.4	$236.1	$243.2

Significant components of income taxes related to continuing operations are as follows:

	2013	2012	2011
Current:
U.S.:
Federal	$45.7	$61.1	$19.2
State	9.2	7.2	2.4
Non-U.S.	22.7	17.5	28.2

Current income tax provision	77.6	85.8	49.8
Deferred:
U.S.:
Federal	(11.7)	5.3	37.8
State	(1.2)	2.4	4.3
Non-U.S.	3.9	1.3	(5.7)

Deferred income tax (benefit) provision	(9.0)	9.0	36.4

	$68.6	$94.8	$86.2

The reconciliation between U.S. federal income taxes at the statutory rate and the Company’s provision for income taxes on continuing operations is as follows:

	2013	2012	2011
Notional U.S. federal income taxes at the statutory rate	$44.3	$82.6	$85.1
Adjustments to reconcile to income tax provision:
U.S. state income tax provision, net	4.8	7.1	5.9
Rate difference between non-U.S. and U.S. jurisdictions (1)(2)	(2.2)	(3.5)	(16.8)
Domestic manufacturing deduction	(2.5)	(3.0)	—
Valuation allowances, nonrecurring	3.4	—	—
Adjustments to accrued income tax liabilities and uncertain tax positions (2)	8.6	1.2	(1.0)
Interest on accrued income tax liabilities and uncertain tax positions (2)	4.7	1.1	1.9
Withholding tax, net	0.3	0.4	3.8
Credits, principally research (3)	(6.2)	(0.8)	(4.1)
Permanently nondeductible and nontaxable items	12.0	8.1	8.4
Other	1.4	1.6	3.0

Provision for income taxes	$68.6	$94.8	$86.2

(1)	Excludes non-deductible charges and other items which are broken out separately in the statutory rate reconciliation presented. Also includes the impact of certain valuation allowances.
(2)	Includes impact of items relating to entities retained by Covidien in connection with the Separation.
(3)	Due to the December 31, 2011 tax law expiration, fiscal 2012 includes U.S. Research Credits for only the three months ended December 31, 2011. During fiscal 2013, the legislation was extended, with a retroactive effective date of January 1, 2012. As such, fiscal 2013 includes approximately $2.3 million of credit related to the period January 1, 2012 through September 28, 2012.

As of September 27, 2013, September 28, 2012 and September 30, 2011, the amounts of unrecognized tax benefits for which the Company is legally and directly liable and would be required to remit cash if not sustained were $100.1 million, $13.4 million and $14.2 million, respectively. For periods prior to the Separation, the Company’s operations had been included in tax returns filed by Covidien or certain of its subsidiaries not included in the Company’s historical combined financial statements. As a result, some federal uncertain tax positions related to the Company’s operations resulted in unrecognized tax benefits that are obligations of entities not included in the combined financial statements for periods prior to June 28, 2013. Because the activities that gave rise to these unrecognized tax benefits relate to the Company’s operations, the impact of these items (presented in the table below) were charged to the income tax provision through parent company investment, which was a component of parent company equity in the combined balance sheets.

The following table summarizes the activity related to the Company’s unrecognized tax benefits, excluding interest:

	2013	2012	2011
Balance at beginning of fiscal year	$165.5	$168.4	$175.7
Unrecognized tax benefits retained by Covidien	(153.7)	—	—
Unrecognized tax benefits transferred from Covidien	84.2	—	—
Additions related to current year tax positions	3.5	1.3	2.2
Additions related to prior period tax positions	6.6	1.6	1.1
Reductions related to prior period tax positions	(4.3)	(1.9)	(3.9)
Settlements	(1.6)	(1.7)	(6.7)
Lapse of statute of limitations	(0.1)	(2.2)	—

Balance at end of fiscal year	100.1	165.5	168.4
Cash advance paid in connection with proposed settlements	—	(23.5)	(23.5)

Balance at end of fiscal year, net of cash advance	$100.1	$142.0	$144.9

During fiscal 2011, Covidien made a $35.1 million advance payment to the U.S. Internal Revenue Service (“IRS”) in connection with the proposed settlement of certain tax matters. This payment was comprised of $23.5 million of tax and $11.6 million of interest. This amount was retained by Covidien in connection with the Separation. The Company expects to make an advance payment of $30.0 million in fiscal 2014, which is comprised of unrecognized tax benefits, other tax items unrelated to unrecognized tax benefits and associated interest. This amount has been recorded within accrued and other current liabilities as of September 27, 2013.

Unrecognized tax benefits, excluding interest, are reported in the following consolidated and combined balance sheet captions in the amount shown:

	September 27, 2013	September 28, 2012
Accrued and other current liabilities	$23.4	$—
Other income tax liabilities	76.7	13.4
Parent company investment	—	152.1

	$100.1	$165.5

The changes in the balance sheet captions between periods in the above table reflects the transfer of the liabilities to the Company from Covidien with the Separation. Pursuant to the separation and distribution agreement (“the Separation and Distribution Agreement”) and other agreements, certain assets and liabilities that were formerly associated with the Pharmaceuticals business of Covidien were retained by Covidien and, conversely, certain non-operating assets and liabilities were transferred to the Company. The amounts related to unrecognized tax benefits recorded within parent company investment at the Separation were retained by Covidien, and $84.2 million of liabilities related to unrecognized tax benefits, excluding interest, were transferred to the Company.

Included within total unrecognized tax benefits at September 27, 2013, September 28, 2012 and September 30, 2011, there were $96.3 million, $144.3 million and $144.8 million, respectively, of unrecognized tax benefits, which if favorably settled would benefit the effective tax rate. The remaining unrecognized tax benefits for each period would be offset by the write-off of related deferred and other tax assets, if recognized. During fiscal 2013, 2012 and 2011, the Company accrued additional interest of $2.4 million, $1.4 million and $3.8 million, respectively, with no additional penalties accrued during these periods. The total amount of accrued interest related to uncertain tax positions was $62.1 million, $33.9 million and $32.5 million, respectively, with no penalties accrued during these periods. Of the $33.9 million accrued as of September 28, 2012, $26.0 million was included within parent company investment on the combined balance sheet. This amount was retained by Covidien in connection with the Separation and $51.8 million of accrued interest related to unrecognized tax benefits was transferred to the Company. During fiscal 2013 $4.0 million in penalty accruals were transferred to the Company by Covidien in connection with the Separation.

It is reasonably possible that within the next twelve months, as a result of the resolution of various federal, state and foreign examinations and appeals and the expiration of various statutes of limitation, that the unrecognized tax benefits that would affect the effective tax rate will decrease by up to $22.6 million. The amount of interest and penalties that will affect the effective tax rate will decrease by up to $15.6 million.

Income taxes payable, including uncertain tax positions and related interest accruals, is reported in the following consolidated and combined balance sheet captions in the amounts shown. Non-current other income tax liabilities also includes anticipated refunds and other items not related to uncertain tax positions.

	September 27, 2013	September 28, 2012
Accrued and other current liabilities	$28.2	$2.6
Other income tax liabilities	153.1	19.4

	$181.3	$22.0

Covidien continues to be examined by various taxing authorities for periods the Company was included within the consolidated results of Covidien. The resolution of these tax matters could result in a significant change in the Company’s unrecognized tax benefits; however, the Company does not expect that the total amount of unrecognized tax benefits will significantly change over the next twelve months. In connection with the Separation, the Company entered into a tax matters agreement (“the Tax Matters Agreement”) with Covidien that generally governs Covidien’s and Mallinckrodt’s respective rights, responsibilities and obligations after the Separation with respect to certain taxes, including, but not limited to, ordinary course of business taxes. For further information on the Tax Matters Agreement, refer to Note 16.

As of September 27, 2013, tax years that remain subject to examination in the Company’s major tax jurisdictions are as follows:

Jurisdiction	Earliest Open Year
U.S.—federal and state	1996
Ireland	2009
Netherlands	2013
Switzerland	2012

Deferred income taxes result from temporary differences between the amount of assets and liabilities recognized for financial reporting and tax purposes. The components of the net deferred tax (liability) asset at the end of each fiscal year were as follows:

	September 27, 2013	September 28, 2012
Deferred tax assets:
Accrued liabilities and reserves	$53.8	$47.4
Inventories	30.5	36.4
Tax loss and credit carryforwards	53.6	1.2
Environmental liabilities	27.3	66.4
Rebate reserves	43.4	38.1
Indemnification reserves	8.2	14.9
Postretirement benefits	30.2	67.7
Federal and state benefit of uncertain tax positions and interest	47.1	5.7
Deferred intercompany interest	19.2	—
Other	30.8	13.9

	344.1	291.7

Deferred tax liabilities:
Property, plant and equipment	(160.5)	(139.9)
Intangible assets	(113.1)	(89.1)
Investment in partnership	(173.6)	—

	(447.2)	(229.0)

Net deferred tax (liability) asset before valuation allowances	(103.1)	62.7
Valuation allowances	(30.0)	(15.3)

Net deferred tax (liability) asset	$(133.1)	$47.4

Deferred taxes are reported in the following consolidated and combined balance sheet captions in the amounts shown:

	September 27, 2013	September 28, 2012
Deferred income taxes (current asset)	$171.1	$119.9
Other non-current assets	7.5	3.8
Accrued and other current liabilities	(1.6)	(2.6)
Deferred income taxes (non-current liability)	(310.1)	(73.7)

Net deferred tax (liability) asset	$(133.1)	$47.4

The Company’s current deferred tax asset increased from $119.9 million at September 28, 2012 to $171.1 million at September 27, 2013 primarily due to $16.5 million being transferred to the Company from Covidien in connection with the Separation, $19.2 million of deferred U.S. tax deduction on intercompany interest and $5.8 million related to the acquisition of CNS Therapeutics. Additionally, the Company’s noncurrent deferred tax liability increased from $73.7 million at September 28, 2012 to $310.1 million at September 27, 2013, primarily due to $165.1 million being transferred to the Company from Covidien in connection with the Separation and $32.9 million related to the acquisition of CNS Therapeutics. The transfer from Covidien in connection with the Separation was predominately related to an indefinite-lived deferred tax liability of $173.6 million related to the Company’s wholly-owned U.S. operating partnership.

At September 27, 2013, the Company had approximately $13.6 million of net operating loss carryforwards in certain non-U.S. jurisdictions, of which $11.4 million have no expiration and the remaining $2.2 million will expire in future years through 2023. The Company had $23.2 million of U.S. federal and state net operating loss carryforwards and $5.4 million of U.S. federal capital loss carryforwards at September 27, 2013, which will expire during fiscal 2014 through 2033.

At September 27, 2013 the Company also had $11.4 million of tax credits available to reduce future income taxes payable, primarily in jurisdictions within the U.S., of which $0.6 million have no expiration and the remainder expire during fiscal 2014 through 2033.

The deferred tax asset valuation allowances of $30.0 million and $15.3 million at September 27, 2013 and September 28, 2012, respectively, relate principally to the uncertainty of the utilization of certain deferred tax assets, primarily non-US net operating losses, certain reserves in non-U.S. jurisdictions and realized and unrealized capital losses in the U.S. The Company believes that it will generate sufficient future taxable income to realize the tax benefits related to the remaining net deferred tax assets.

During fiscal 2013, 2012 and 2011, the Company provided for U.S. and non-U.S. income and withholding taxes in the amount of $0.2 million, $0.4 million and $3.8 million, respectively, on earnings that were or are intended to be repatriated. In general, the remaining earnings of the Company’s subsidiaries are considered to be permanently reinvested. Income taxes are not provided on undistributed earnings of U.S. and non-U.S. subsidiaries that are either indefinitely reinvested or can be distributed on a tax-free basis. As of September 27, 2013, the cumulative amount of such undistributed earnings was approximately $1.0 billion. It is not practicable to determine the cumulative amount of tax liability that would arise if these earnings were remitted.